                                                                    EXHIBIT 99.6

                    SPONSORED RESEARCH AND LICENSE AGREEMENT

     THIS SPONSORED RESEARCH AND LICENSE AGREEMENT (the "Agreement") is made and entered into as of January 20, 2000 (the "Effective Date") by and between PATRICK T. PRENDERGAST, of Baybush, Straffan, County Kildare, Ireland (hereinafter "Prendergast"), EDENLAND, INC., a corporation duly organized and existing under the laws of Belize (hereinafter "Edenland"), COLTHURST LIMITED, a corporation duly organized and existing under the laws of Belize (hereinafter "Colthurst"), and HOLLIS-EDEN PHARMACEUTICALS, INC., a corporation duly organized and existing under the laws of Delaware with a principal place of business at 9333 Genessee Avenue, Suite 200, San Diego, CA 92121 (hereinafter "Hollis-Eden").

                                    RECITALS

     WHEREAS, Hollis-Eden researches and develops compounds for therapeutic applications in humans and animals;

     WHEREAS, Prendergast has previously made inventions and discoveries relating to compounds which may be useful for therapeutic applications in humans and animals;

     WHEREAS, Hollis-Eden wishes to sponsor further research by Prendergast, and to own the results of such research;

     WHEREAS, Prendergast and Hollis-Eden are parties to that certain Settlement and Mutual Release Agreement entered into concurrently herewith (the "Settlement Agreement") that terminates that certain License Agreement (the "License Agreement") and that certain Research, Development and Option Agreement (the "Research Agreement"), both executed by the Parties on August 25, 1994;

     WHEREAS, Prendergast made inventions and discoveries pursuant to those terminated Agreements and inventions and discoveries related to the Related Know-How (as defined below); and

     WHEREAS, Prendergast and Edenland are willing to grant an irrevocable, exclusive license to the Patents and Applications (as defined below) and the Related Know-How, pursuant to the terms of this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained herein, the parties agree as follows:

*** Text Omitted and Filed Separately. Confidential Treatment Requested
    Under 17 C.F.R. (S)(S)200.80(b)(4), 200.83 and 240.24b-2.

                                       1.
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1.  DEFINITIONS

     As used herein, the following capitalized terms shall have the following meanings:

     1.1 "AFFILIATE" means any company or entity controlled by, controlling, or under common control with a party hereto. For the purposes hereof, the term "control" shall mean (a) that an entity or company owns, directly or indirectly, fifty percent (50%) or more of the voting stock of the controlled entity, or (b) that an entity, person or group has the actual ability to control and direct the management of the controlled entity, whether by contract or otherwise.

     1.2 "COMPOUND" means any compound discovered by or on behalf of Prendergast during the Research Term or using any of the funding by Hollis-Eden pursuant to
Section 6.1 hereof, and any compound listed at Exhibit C.

     1.3 "DERIVATIVE" means any compound that is a [********** ** ****** ** * ******** (********* * ******* ********), *** *** **** ****** ************ **
**** ******** **** **** ** ****** ** *******, *** *** **** ** *********** ** **
** ****** ** ******-**** (** *** ***********) ** *** ** **** ******** ** **
*********** *******.]

     1.4 "DEVELOPMENT TRANSFER DATE" means, for each Compound, the date upon which development responsibility shifts to Hollis-Eden pursuant to Section 2.1(d). The Parties shall maintain a list of the Development Transfer Date for each Compound in the form attached hereto as Exhibit A.

     1.5 "DIRECT COSTS" means all reasonable expenditures directly relating to
(i) payroll for research and development employees who are not relatives of Prendergast, (ii) scientific consultants and laboratories for drug screening, assays, metabolism, formulations, non-GLP toxicology and pharmacokinetics, (iii) in-vitro testing, (iv) drug supplies and (v) animal studies.

     1.6 "EXISTING PATENT RIGHTS" means (a) the United States and foreign patents and/or patent applications listed in Exhibit B and (b) all patents throughout the world that have issued or may issue from the patents and applications identified in Exhibit B and including any continuation, continuation-in-part or divisional application of any of them, and any reissue, reexamination, extension or substitution of any of the foregoing patents, as well as renewals, reexaminations, reissues or extensions of said patents, and all rights under the International Convention for the Protection of Industrial Property.

                                       2.
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     1.7 "FIELD" means all research and development activities relating to
Compounds and analogs or derivatives thereof.

     1.8 "KNOW-HOW" means any inventions, information, know-how, trade secrets, discoveries, procedures, expertise, data, results, or other technical or scientific information which is not in the public domain, and which is not disclosed in a patent.

     1.9 "PATENTS AND APPLICATIONS" means (a) all patents and patent applications, wherever filed in the world, that claim any aspect of the Related Know-How, whether filed before or after the Effective Date; (b) all continuation applications, continuation-in-part applications, and divisional applications of any of the foregoing; (c) any reissue, reexamination, extension or substitution of any of such patents, as well as renewals, reexaminations, reissues or extensions of the patents, and all rights under the International Convention for the Protection of Industrial Property; and (d) the Existing Patent Rights.

     1.10 "NET SALES" means, with respect to sales of a Product by Hollis-Eden or its Affiliate or sublicensee, the total amount received for such sales to third party purchasers, less the following items to the extent actually incurred or allowed with respect to such sales: (a) volume or trade discounts, credits or allowances; (b) credits, refunds or allowances granted upon returns, rejections or recalls; (c) freight, shipping and insurance charges; (d) taxes, duties or other government tariffs; and (e) rebates mandated by the government or managed-care organizations.

     1.11 "OVERHEAD COSTS" means all costs other than Direct Costs, including without limitation payments made, directly or indirectly, to Prendergast (or relatives of Prendergast) and costs relating to project management, secretarial assistance, travel, office supplies, postage and freight, insurance, accountancy, phones and rent.

     1.12 "PRODUCT" means any human or animal pharmaceutical product which (i) incorporates a Compound (including any Related Compound) or a Derivative as its active ingredient or (ii) embodies an Improvement. It is understood and agreed that, notwithstanding anything to the contrary in this Agreement, in no event shall any product that comprises, utilizes, is based upon or is covered by the "Technology" or the "Patents and Applications" (as such terms are defined in the Technology Assignment Agreement) be deemed a "Product" for purposes of this Agreement.

     1.13 "IMPROVEMENT" means any modifications, formulations or changes made in chemical structure or otherwise by or on behalf of Hollis-Eden (or its sublicensee) during the term the of this Agreement which directly relate to a Compound, Related Compound or Derivative and result from the use of such Compound, including without

                                       3.
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limitation new or improved methods of administration, improved side effect profile, new medical indications and improvements in the manufacturing process.

     1.14 "RELATED COMPOUND" means, with respect to any particular Compound, any other Compound that is [***********************] of such Compound and has [******* ********** ******* ** ***** ** ** ***** ********].

     1.15 "RELATED KNOW-HOW" means any Know-How generated by or on behalf of Prendergast or Edenland (a) pursuant to any work conducted under the License Agreement; (b) that relates to the Antiserum as that term was defined by the License Agreement, whether developed before or after the Effective Date of this Agreement; or (c) pursuant to any work conducted under the Research Agreement, including without limitation all the Know-How listed on Exhibit C attached hereto.

     1.16 "RESEARCH" means the research and development investigations and work conducted by or on behalf of Prendergast pursuant to Section 2.1 of this Agreement.

     1.17 "RESEARCH RESULTS" means any and all Know-How made, created, developed or discovered pursuant to the Research work or during the Research Term by or on behalf of Prendergast or Edenland within the fields of medical, biochemical, biological and/or pharmaceutical research and development, and shall include any such Know-How made, created, developed or discovered using any funding provided by Hollis-Eden pursuant to Section 6.1 of this Agreement.

     1.18 "RESEARCH PATENTS" means (a) any and all patent applications filed that claim any invention in the Research Results; (b) any divisionals, continuations or continuations-in-part of the foregoing applications; (c) all patents that issue on any of the foregoing patent applications; and (d) all extensions, reissues, reexaminations and supplemental protection certificates for any of the foregoing patents.

     1.19 "RESEARCH TERM" means the period beginning on the Effective Date and ending upon the later of the expiration of the Initial Research Term (as that term is defined by Section 2.2(a)) or the expiration of the last extension of the Research made pursuant to Sections 2.2(b) and (c).

     1.20 "TECHNOLOGY ASSIGNMENT AGREEMENT" means that certain Technology Assignment Agreement of even date herewith by and among Hollis-Eden, Prendergast and Colthurst.

     1.21 "THIRD PARTY" means any person, entity or organization other than Prendergast or Hollis-Eden, and their Affiliates.

                                       4.
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     1.22 "THIRD PARTY ROYALTIES" means royalties payable by Hollis-Eden, its
Affiliate or sublicensee to a Third Party in respect of the manufacture, use or sale of a Product.

2.  SPONSORED RESEARCH

     2.1 CONDUCT OF RESEARCH.

          (a) In consideration of the Research funding provided by Hollis-Eden under Section 6.1, Prendergast agrees to undertake and perform the Research. The Research will be conducted and supervised by Prendergast. Prendergast agrees to use diligent efforts to perform the Research, and all of Prendergast's research efforts within the fields of medical, biochemical, biological and/or pharmaceutical research during the Research Term (as that term is defined in Section 2.2) shall be devoted to the Research. Prendergast agrees that all work done on the Research and all Research Results will be duly recorded and evidenced in laboratory notebooks maintained by the persons working on the Research, which notebooks shall be available for inspection by Hollis-Eden pursuant to Section 2.3.

          (b) Prendergast shall have the right to employ, at his sole discretion, other persons and subcontractors to carry out the Research under Prendergast's supervision, provided that such persons are under an obligation to assign and transfer to Prendergast any inventions, discoveries, or other Know-How they may make or develop in the course of performing the Research which obligation to assign must be sufficient in scope to effectively result in ownership by Prendergast of all Research Results produced or contributed to by such other person or subcontractor. Such inventions, discoveries or other Know-How shall be exclusively licensed to Hollis-Eden pursuant to Article 3. Hollis-Eden shall provide Prendergast with a form of assignment to be used with respect to any such assignments from third parties. Prendergast promptly will provide to Hollis-Eden a copy of any such agreement with such persons.

          (c) The Research shall be limited to discovery and preclinical research on the Compounds and Know-How set forth in Exhibit C attached hereto and, with the prior written consent of Hollis-Eden, any other compounds and Know-How, including such research in any animal or other model or system up to, and including, primate models, and specifically excluding clinical research in humans. In addition, the Research shall not involve, and Prendergast covenants that he shall not conduct, any research or other work on any subject matter relating to the "Patents and Applications" or the "Technology" as such terms are defined in the Technology Assignment Agreement.

                                       5.
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          (d) Any and all development of Compounds beyond the primate model stage shall be Hollis-Eden's sole right and responsibility and at Hollis-Eden's sole discretion, subject to the provisions of Article 5. Development responsibility for each Compound shall shift from Prendergast to Hollis-Eden on the earlier of (i) the date Hollis-Eden receives copies of all preclinical data regarding the Compound that Prendergast has generated and intends to generate under the Research; or (ii) the date Hollis-Eden, at its sole discretion, elects to begin conducting its own development activities with respect to that Compound. No later than ninety (90) days after the foregoing shift of development responsibility for a particular Compound (the "Development Transfer Date" for such Compound), Prendergast shall discontinue and conduct no further Research or other work with respect to such Compound or any Related Compound of such Compound unless such work is expressly requested by Hollis-Eden in writing to be conducted under the Research.

     2.2 RESEARCH TERM.

          (a) The initial Research Term, during which Prendergast shall conduct the Research, shall commence on the date that Hollis-Eden makes the payment pursuant to Section 6.1(a) and continue for one (1) year (the "Initial Research Term").

          (b) Hollis-Eden shall have the right, exercisable by written notice within thirty (30) days after the expiration of the Initial Research Term, to extend the Research Term for an additional two (2) years. In the event that all of the [********************************] paid by Hollis-Eden pursuant to
Section 6.1 to support the Research during the first two (2) year extension hereunder have not been expended at the expiration of the Research Term (as extended pursuant to this Section 2.2), then the Research Term and further Research work shall automatically extend until all such funds are expended to support the Research.

          (c) At the end of the Research Term as extended pursuant to subsection
(b), the Research Term shall automatically extend for another two (2) years, unless either Hollis-Eden or Prendergast provides written notice, prior to such date, to the other Party that it or he wishes not to so extend and to terminate the Research Term, in which case the Research Term shall terminate at the end of the extension period made pursuant to subsection (b).

     2.3 RESEARCH REPORTS. Prendergast shall regularly inform Hollis-Eden of the Research performed and all Research Results, and shall provide Hollis-Eden with written summaries of the results and data of the Research and inventions therein by making quarterly (or more frequent) written reports to Hollis-Eden of the progress of the Research during that quarter. Prendergast shall include in such reports, in order to

                                       6.
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facilitate the calculation required under Section 5.4, an allocation of expenditures with respect to each Compound and Related Compound that is the subject of such report. Hollis-Eden shall have the right, but not the obligation, to discuss the conduct and results of the Research with Prendergast at regular intervals. Hollis-Eden shall have the unrestricted right to inspect and copy any and all of the raw data of the Research and the Research Results, and Prendergast covenants that he shall make all such materials available to Hollis-Eden at its request, without delay.

     2.4 OWNERSHIP OF RESEARCH RESULTS. All Research Results and any inventions therein and all intellectual property rights in any of the foregoing, including without limitation the Research Patents, shall be owned by Prendergast but shall be licensed exclusively to Hollis-Eden as provided in Article 3. Hollis-Eden shall have the right to obtain, at its expense, protection in the United States and foreign countries for any inventions in such Research Results, as provided in Article 7.

     2.5 OTHER RESEARCH.

          (a) Prendergast hereby agrees and covenants not to perform or supervise, or permit or engage any other party to perform, any research in the Field other than the Research, but subject to the reversion option of Article 5.

          (b) Upon the expiration of the Research Term, Prendergast shall have the right to conduct, supervise, permit or engage another party to perform research outside the Field.

          (c) Upon three (3) months after the expiration of the Research Term, if the Parties have not entered a new agreement to extend the Research Term or that provides for further sponsored research, Prendergast shall be under no further obligation to Hollis-Eden to disclose or assign any future inventions, discoveries, or Know-How outside the Field.

3. EXCLUSIVE LICENSE OF THE RESEARCH RESULTS

     3.1 LICENSE TO HOLLIS-EDEN. Prendergast and Edenland hereby grant to Hollis-Eden the exclusive (even as to Prendergast and Edenland), world-wide, perpetual, irrevocable license, with the full right to sublicense, under any and all of the Research Results and all intellectual property rights related thereto, including, without limitation, any inventions, discoveries and Know-How made, produced or discovered by or on behalf of Prendergast relating to the Research Results, whether or not patentable, and whether made or conceived or reduced to practice alone or jointly with others, and including without limitation the Research Patents, for any and all purposes. Prendergast

                                       7.
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hereby agrees to execute all documents, including without limitation all recordations and declarations, reasonably necessary for Hollis-Eden to record its interest in and to the Research Results and other intellectual property described in the preceding sentence.

     3.2 COVENANT NOT TO SUE. Prendergast, Edenland and Colthurst hereby covenant and agree that none of them, and no entity or person affiliated with any of them will make any claim, allegation or suit alleging infringement of any Research Results or any intellectual property rights therein or seeking compensation for those rights by Hollis-Eden or any of its sublicensees, except with respect to the specific Option Compounds for which Prendergast has exercised the option pursuant to Section 5.3; provided, however, that nothing in this Section 3.2 shall limit Edenland's rights to seek remedy for non-payment of royalties due under Section 6.

4. EXCLUSIVE LICENSE OF PREVIOUS TECHNOLOGY.

     4.1 LICENSE TO HOLLIS-EDEN. Prendergast and Edenland hereby grant to Hollis-Eden the world-wide, exclusive (even as to Prendergast and Edenland), perpetual, irrevocable, license, with the full right to sublicense, under the Patents and Applications and the Related Know-How, for all uses and purposes.

     4.2 PROSECUTION AND MAINTENANCE. Prendergast and Edenland hereby grant to Hollis-Eden the sole and exclusive right, but not the duty,

          (a) to prosecute (including through appealing) the patent applications within Patents and Applications, and patents and applications claiming the Related Know-How, including continuations, continuations-in-part and divisionals thereof, as well as to prosecute any reissue patent applications and any re-examination patent applications as a part of any reissue or re-examination proceeding;

          (b) to enter any claim of any patent or application into interference;

          (c) to procure any patent resulting from the prosecution set forth in Sections 4.2(a) and 4.2(b); and

          (d) to maintain all issued patents worldwide. Notwithstanding the foregoing, Hollis-Eden shall not have the duty or obligation to prosecute, issue or maintain any patent or application.

     4.3 SUBLICENSES. Hollis-Eden shall have the sole and exclusive right, but not the duty, to grant licenses under the patents and applications exclusively licensed under this Agreement and to collect royalty payments therefor.

                                       8.
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     4.4 RIGHT TO SUE. Prendergast and Edenland hereby grant to Hollis-Eden the sole and exclusive right, but not the duty, to sue on the patents in the Patents and Applications, and to collect all damages and profits for any past, present and/or future infringements thereof.

     4.5 DEFENSE. Hollis-Eden shall have the sole and exclusive right, but not the duty, to bring and maintain any action necessary to defend its rights to the Patents and Applications, and/or the Know-How, including but not limited to actions in copyright and trade secret.

     4.6 SOLE DISCRETION. Any such licenses or suits of Sections 4.3, 4.4, and/or 4.5, respectively, shall be undertaken at Hollis-Eden's sole discretion.

     4.7 EXECUTION AND DELIVERY OF DOCUMENTS. Prendergast and Edenland shall execute and deliver to Hollis-Eden (at Hollis-Eden's request and expense) all documents and instruments, to be prepared by Hollis-Eden, reasonably necessary for Hollis-Eden to perfect and/or record any of the rights that are granted to it under this Agreement, provided that such acts of perfecting and recording shall be at Hollis-Eden's expense.

     4.8 TRANSFER OF TANGIBLE MANIFESTATIONS.

          (a) Prendergast and Edenland shall deliver or cause to be delivered to Hollis-Eden on or shortly after execution of this Agreement any and all tangible manifestations of the Patents and Applications and/or the Related Know-How in Edenland's and/or Prendergast's possession or control.

          (b) Prendergast and Edenland agree that upon execution of this Agreement, they will instruct their legal representatives and all other relevant third parties to surrender to Hollis-Eden and/or its representatives all notes, records, files, prototypes, and other tangible items of any sort pertaining to the Patents and Applications, and/or the Related Know-How. The foregoing requirement notwithstanding, Prendergast and Edenland shall not be required to deliver to Hollis-Eden any documents that are subject to the attorney-client privilege or work product doctrine; provided, that a complete privilege log is provided to Hollis-Eden for each document being withheld. The privilege log must set forth as to each document being withheld, its date, its identity, (e.g. letter, research memorandum, etc.) its author, the identity of the recipient(s) of the original and any copies, and the basis upon which the document is being withheld (attorney-client privilege or attorney work product). Hollis-Eden shall have ten (10) business days to dispute the assertion of any privilege, as it pertains to the disclosures and delivery required by this paragraph.

                                       9.
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     4.9 REASONABLE ASSISTANCE. Prendergast and Edenland agree to provide all reasonable technical assistance in (i) facilitating the transfers and licenses contemplated by this Agreement and (ii) the prosecution of any patent application in the Patents and Applications and/or the Related Know-How, related to and/or arising from the Agreement until all prosecution of patent applications in the Patents and Applications and/or the Related Know-How in all patent offices worldwide is completed.

     4.10 FURTHER IMPROVEMENTS. Neiter Prendergast nor Edenland (nor any of their Affiliates) shall conduct any further research or development of any kind relating to the Related Know-How, except to the extent such work is conducted by Prendergast under the Research, solely to the extent permitted by and pursuant to this Agreement.

     4.11 APPOINTMENT OF ATTORNEY IN FACT. Prendergast and Edenland agree that if Hollis-Eden is unable for any reason, after reasonable effort, to secure any of relevant signatures on any document needed in connection with the actions specified herein, each of Prendergast, Edenland, and Colthurst hereby irrevocably designates and appoints Hollis-Eden and its duly authorized officers and agents as his or its agent and attorney in fact, which appointment is coupled with an interest, to act for and on his or its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this Agreement with the same legal force and effect as if executed by Prendergast.

5. DEVELOPMENT BY HOLLIS-EDEN

     5.1 RIGHT TO FURTHER DEVELOP COMPOUNDS. Subject to the provisions of this
Article 5, Hollis-Eden shall have the sole right, but not the responsibility, to develop and commercialize any of the Compounds and Derivatives for any purpose and in any country or jurisdiction in the world.

     5.2 DEVELOPMENT REPORTS. Beginning six months after the Development Transfer Date, Hollis-Eden shall make quarterly written reports to Prendergast summarizing its progress towards filing an IND and obtaining NDA approval for each such Compound or a Related Compound or Derivative thereof; provided, however, that Hollis-Eden shall not be required to disclose in such reports any
(i) raw data, (ii) financial information or (iii) the terms of any licenses or sublicenses it grants to Third Parties to further develop any of the Compounds, Related Compounds or Derivatives. Hollis-Eden's obligation to make such reports shall terminate, with respect to each Compound, (i) upon FDA rejection of an NDA for such Compound or Related Compound or Derivative thereof; or (ii) at such time as Hollis-Eden decides to abandon development of such Compound and all Related Compounds and Derivatives thereof.

                                      10.
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     5.3 DILIGENCE AND REVERSION OPTION. With respect to any specific group of
Compounds (a "Related Compound Group"), where such group is defined to include all the Compounds that are Related Compounds to each other, for which Hollis-Eden (or its sublicensee) has undertaken development efforts with respect to at least one such Compound or a Derivative thereof, if Hollis-Eden or its sublicensee has not initiated Phase I clinical trials pursuant to an IND with respect to at least one Compound in such Related Compound Group or Derivative thereof by the [*************] anniversary of the date that is the latest Development Transfer Date for the Compounds in such Related Compound Group (the "Option Date"), then all the Compounds in such Related Compound Group shall be deemed "Option Compounds" for purposes hereof, and Prendergast shall have the following reversion option as to such Option Compounds. Commencing on the Option Date with respect to such Option Compounds, and continuing for sixty (60) days thereafter, Prendergast shall have the right, exercisable during such period by written notice to Hollis-Eden, subject to and in accordance with Section 5.5, to elect to cause the license to Hollis-Eden to terminate with respect to such Option Compounds.

     5.4 REVERSION PAYMENTS. As to any such Option Compounds for which Prendergast exercises the option granted in Section 5.3 within the applicable option period, Prendergast shall, promptly after such exercise, repay to Hollis-Eden the following amounts: (a) all amounts of Research funding paid by Hollis-Eden to Prendergast that was expended by Prendergast in conducting Research on any of such Option Compounds, and the allocable amounts of Overhead Costs with respect thereto (which amounts shall be determined by the quarterly reports provided by Prendergast pursuant to Section 2.3; and if such amounts remain undeterminable, then such amounts shall be determined by the good-faith discussions of Prendergast and Hollis-Eden after reviewing the applicable records of Prendergast relating to the Research expenditures and accounting);
(b) all amounts expended by Hollis-Eden and its Affiliates and sublicensees in conducting any research or development activities with respect to any such Option Compounds; and (c) all actual third party costs and expenses incurred by Hollis-Eden or its Affiliate or sublicensee in seeking to obtain proprietary intellectual property rights in any such Option Compounds (together, the "Development Expenses" with respect to such Option Compounds).

     5.5 REVERSION AND LICENSE. Upon the date that Hollis-Eden receives full repayment of the Development Expenses for a particular set of Option Compounds for which Prendergast has exercised the option under Section 5.3 (the "Reversion Date" for such Option Compounds), then the exclusive license to Hollis-Eden shall automatically terminate solely with respect to such Option Compounds; provided, however, that the licenses granted hereunder shall otherwise survive.

                                      11.
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     5.6 EXCEPTION TO REVERSION RIGHTS. Notwithstanding the provisions of
Sections 5.3 and 5.5 above, in the event that a particular Compound, in a set of Option Compounds for which Prendergast exercised the option under Section 5.3 and made full repayment of the Development Expenses for such set of Option Compounds, was discovered or synthesized by Hollis-Eden or its Affiliate or sublicensee prior to the date Prendergast disclosed such Compound to Hollis-Eden under this Agreement and without use of any Research Results, as demonstrated by Hollis-Eden's (or its Affiliate's or sublicensee's) written records, then the termination under Section 5.5 shall not apply to such particular Compound.

     5.7 PATENT PROSECUTION AFTER THE REVERSION DATE. With respect to any particular set of Option Compounds for which Prendergast has exercised the option granted under Section 5.3 and paid the amounts owed to Hollis-Eden under
Section 5.4, (a) for the patents and patent applications claiming solely such set of Option Compounds and/or their manufacture or use, Prendergast shall have the sole and exclusive rights thereafter to prosecute, maintain, enforce, practice and license the rights under such patents and applications, and (b) as to the patents and applications that do not claim solely such set of Option Compounds and/or their manufacture or use, Hollis-Eden shall retain its rights under Article 7, subject to Prendergast's rights under Section 7.2(b) with respect thereto.

6. PAYMENTS

     6.1 RESEARCH SPONSORSHIP PAYMENTS.

          (a) Within one month of Hollis-Eden's receipt of all experimental data, patents and patent applications from Prendergast, Edenland and their Affiliates and representatives pursuant to Article 4 above, Hollis-Eden shall pay Edenland [********************************] in a single payment to support Prendergast's efforts under the Research for the Initial Research Term. All payments hereunder shall be made by wire transfer payable to Edenland.

          (b) If the Research Term is extended beyond the Initial Research Term either at Hollis-Eden's election pursuant to Section 2.3(b) or pursuant to
Section 2.3(c), then Hollis-Eden shall pay [**********************************]
per year to Prendergast for each year of such extension of the Research Term beyond the Initial Research Term. Such amounts shall be payable quarterly in the amount of [***********************************************] per quarter, payable within ten (10) days of the beginning of any such quarter of the Research Term and subject to the following sentence. Prendergast shall provide to Hollis-Eden for its review and inspection, if requested, the original invoices or other documentation documenting the

                                      12.

expenditures under the Research of all funding provided by Hollis-Eden hereunder and proof of payment of all such expenditures. Any amounts not so documented in writing to have been spent for the purposes of supporting the Research and the Overhead Costs, respecting the limitation of Section 6.1(c), and any amounts expended for any other purpose, shall be deducted from the quarterly payment next due after Hollis-Eden discovers either (i) that the expenditure has not been adequately documented, in Hollis-Eden's reasonable discretion, or (ii) the other purpose for which the funds were expended.

          (c) No more than forty percent (40%) per year in the first year of the Research Term, and no more than thirty percent (30%) per year in any other year of the Research Term, of any of the payments made to Prendergast pursuant to this Section 6.1 may be allocated to Overhead Costs.

          (d) Prendergast shall provide to Hollis-Eden quarterly reports containing accountings for the expenditure of the funds paid to Prendergast pursuant to this Section 6.1. In addition, Prendergast shall provide to Hollis-Eden annual reports containing accountings for the expenditure of the funds paid to Prendergast pursuant to this Section 6.1, which annual reports shall be audited by independent certified public accountants from an internationally recognized accounting firm.

     6.2 ROYALTIES ON PRODUCTS. Hollis-Eden shall pay to Prendergast a royalty of [****************] of worldwide Net Sales by Hollis-Eden and its Affiliates and sublicensees based on sales of Products. Hollis-Eden may deduct from this royalty payment any amounts made to Prendergast pursuant to Section 6.3.

     6.3 SUBICENSEE PAYMENTS. Hollis-Eden shall pay Prendergast [*************************] of the amounts Hollis-Eden receives from its sublicensees, on account of the granting of licenses for the manufacture and sale of Products, as license fees, milestone payments and royalties. For clarification, it is understood that payments to Hollis-Eden by a sublicensee to support research and development activities at Hollis-Eden or to purchase equity of Hollis-Eden, or as payments for the license of products or technology that are not Products, shall not be subject to the foregoing obligation.

     6.4 THIRD PARTY ROYALTIES. In the event that Hollis-Eden or its Affiliates or sublicensees are obligated to pay Third Party Royalties on account of the manufacture or sale of Products, then Hollis-Eden may deduct from the royalties or payments owed to Prendergast under Section 6.2, one hundred percent (100%) of the amount of such Third Party Royalties, provided that the amount of royalties or payments paid to Edenland shall not be reduced in any event by more than [*************************] of the amount otherwise owed.

                                      13.

     6.5 LIMITATIONS ON ROYALTY PAYMENTS.

          (a) Except as otherwise provided in Section 6.5(c), from and after the fifth (5th) anniversary of the regulatory approval for a particular Product in a particular country and through the tenth (10th) anniversary thereof, the [*****************] royalty due under Section 6.2 shall be reduced to [****************] for Net Sales generated in each such country where the Product is not covered in whole or in part by any issued or pending claim contained in the Research Patents or Patents and Applications in such country; provided, however, upon the written request of Hollis-Eden, Prendergast and Hollis-Eden shall discuss in good faith further reducing such royalties based upon the then current competition in such country generated by competing pharmaceutical products and its effect on Hollis-Eden's profitability for such Product.

          (b) No royalties shall be payable under Section 6.2 on Net Sales generated from a Product sold after the tenth (10th) anniversary of the regulatory approval for a particular Product in a particular country, in each country where the Product is not then covered in whole or in part by any issued claim in a patent contained in the Research Patents or Patents and Applications.

          (c) In each country where the Product was covered in whole or in part by any issued patent contained in the Research Patents or Patents and Applications in such country, no royalties shall be payable under Section 6.2 on Net Sales generated from a Product sold in such country after the date that all such issued patents in such country have expired or been held invalid or unenforceable by a final decision of a court that is no longer appealed or appealable.

     6.6 PAYMENTS AND REPORTS. All amounts payable to Edenland under this Agreement shall be paid in U.S. dollars to a bank account specified by Edenland. The royalty obligation under Section 6.2 shall accrue at the time of sale of the Products to a Third Party purchaser. The payment obligations under Section 6.3 shall accrue at the time that Hollis-Eden receives payments from its sublicensees that are subject to such a payment obligation, and such payment obligations that accrue during a semi-annual period shall be paid within sixty
(60) days after the end of each semi-annual period. Royalty obligations that accrue during a particular semi-annual period shall be paid within sixty (60) days after the end of each semi-annual period. Each payment of royalties due Edenland under Sections 6.2 and 6.3 shall be accompanied by a statement of the amount of Net Sales during such period, the amount of payments by Hollis-Eden's sublicensees, and such other information as is necessary to determine the appropriate amount of such payments by Hollis-Eden.

                                      14.

     6.7 EXCHANGE RATE. The rate of exchange to be used in computing the amount of currency equivalent in United States dollars due Edenland shall be made at the period end rate of exchange quoted on the last business day of the royalty period in the Wall Street Journal.

     6.8 RECORDS AND AUDIT.

          (a) PRENDERGAST AND EDENLAND. During the Research Term and for two (2) years thereafter, Prendergast and Edenland shall maintain complete and accurate records pertaining to the Research and expenditures of funds to support the Research, in sufficient detail to permit Hollis-Eden to confirm that the payments made pursuant to Section 6.1 are being used solely to support the Research and that the limitation of Section 6.1(c) has been respected. Hollis-Eden shall have the right to cause an independent, certified public accountant reasonably acceptable to Prendergast to audit such records to confirm the use of the funds to support the Research and that the limitation of Section 6.1(c) has been respected. Such audits may be exercised twice per year, within two (2) years after the period to which such records relate, upon reasonable notice to Prendergast and during normal business hours. Hollis-Eden shall have the right to itself inspect and copy, at any time during normal business hours, such records described in this Section 6.8(a).

          (b) HOLLIS-EDEN. During the term of this Agreement and for a period of two (2) years thereafter, Hollis-Eden shall keep complete and accurate records pertaining to the sale or other disposition of the Products commercialized by it, in sufficient detail to permit Edenland to confirm the accuracy of all payments due hereunder. Edenland shall have the right to cause an independent, certified public accountant reasonably acceptable to Hollis-Eden to audit such records to confirm Hollis-Eden's Net Sales and royalty payments owed hereunder; provided, however, that such auditor shall not disclose any confidential information of Hollis-Eden to Prendergast or Edenland, except to the extent such disclosure is necessary to verify the amount of royalty payments due under this Agreement. Hollis-Eden will ensure that any agreement entered into between Hollis-Eden and a licensee or sublicensee of Hollis-Eden shall include a provision giving Hollis-Eden similar inspection rights with respect to such licensee's or sublicensee's applicable records. Such records subject to inspection by Hollis-Eden shall also be subject to audit by the accountant referred to in the first sentence of this Section 6.8(b). Such audits may be exercised once a year, within two (2) years after the period to which such records relate, upon reasonable notice to Hollis-Eden and during normal business hours. Any amounts correctly shown to be owing by such audits shall be paid immediately with interest in the amount of [***] per month (or the maximum amount permitted by law, if less) from the date first owed until paid. Prendergast shall bear the full cost of such audit

                                      15.

unless such audit discloses a variance in the amounts paid by Hollis-Eden of more than [*****************] from the amount of royalties actually owed. In such case, Hollis-Eden shall bear the reasonable cost of such audit.

     6.9 WITHHOLDING OF TAXES. Any withholding of taxes levied by tax authorities on the payments hereunder shall be borne by Prendergast and deducted by Hollis-Eden from the sums otherwise payable by it hereunder for payment to the proper tax authorities on behalf of Prendergast. Hollis-Eden agrees to cooperate with Prendergast in the event Prendergast claims exemption from such withholding or seeks deductions under any double taxation or other similar treaty or agreement from time to time in force, such cooperation to consist of providing receipts of payment of such withheld tax or other documents reasonably available to Hollis-Eden.

     6.10 BLOCKED CURRENCY. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country may be paid to Prendergast in the country in local currency by deposit in a local bank designated by Prendergast.

7. PATENT MATTERS

     7.1 DRAFT PROVISIONAL APPLICATION. Prendergast shall have the right to draft and submit to Hollis-Eden initial provisional patent applications covering any Compound within the Research Results. Such initial draft provisional patent application shall describe the invention and any data available at that time to demonstrate, support, or enable disclosure of such invention. Hollis-Eden shall reasonably consider such provisional patent applications in Hollis-Eden's own drafting of any provisional or non-provisional patent applications claiming such inventions within the Research and, to the extent permitted by applicable law, Patrick T. Prendergast shall be acknowledged as inventor on all such applications utilizing any data or information or concepts or content of the provisional provided to Hollis-Eden by Prendergast. Notwithstanding the foregoing, if (i) Hollis-Eden sends a written notice to Prendergast requesting that he draft an initial provisional patent application covering a Compound and
(ii) Hollis-Eden does not receive such initial draft from Prendergast within thirty (30) days of Hollis-Eden's notice, then Hollis-Eden shall have the right to draft the initial provisional patent application for such Compound.

7.2 FILING AND PROSECUTION.

          (a) GENERAL. Hollis-Eden shall have the sole and exclusive right, but not the obligation, to conduct and control, at its expense, the filing, prosecution and maintenance of any patents filed on, or other applications or registrations with respect to,

                                      16.

the Research Results, including the Research Patents. During the term of this Agreement, Hollis-Eden shall reasonably consider any recommendations provided by Prendergast regarding patent filing and/or prosecution of the Research Patents, but sole discretion as to filing and/or prosecution matters shall rest with Hollis-Eden. Hollis-Eden shall use reasonable efforts to provide Prendergast with copies of documents, correspondence and materials reasonably relating to the prosecution by Hollis-Eden of the Research Patents to allow Prendergast a reasonable time to review such materials and comment thereon. Prendergast shall provide Hollis-Eden all reasonable assistance, at Hollis-Eden's expense, in prosecuting such patents, including without limitation executing all documents and instruments reasonably required for such prosecution.

          (b) CERTAIN PATENTS. If Hollis-Eden, in its sole discretion, decides that it no longer desires to prosecute or maintain any patent or application within the Research Patents or the Patents and Applications, Hollis-Eden shall so notify Prendergast. Prendergast shall then have the right to assume prosecution and maintenance of such specific patent or application. Hollis-Eden shall, upon Prendergast's request, take all actions and execute all documents and instruments reasonably necessary to transfer such right to prosecute and maintain, on Hollis-Eden's behalf, such specific patents and applications to Prendergast. For any such patent application for which Prendergast has undertaken under this subsection (b) to continue prosecution efforts, Prendergast shall provide to Hollis-Eden copies of all documents, correspondence and materials reasonably relating to the prosecution by Prendergast of such patent applications in sufficient time to allow Hollis-Eden to review such materials and comment thereon. Prendergast shall reasonably consider and accommodate any recommendations provided by Hollis-Eden regarding patent filing and/or prosecution of such patent applications. In addition, if Hollis-Eden has a reasonable justification for any changes to such prosecution based on Hollis-Eden's own patent prosecution and enforcement strategy, then Prendergast will modify or change any such prosecution efforts as requested by Hollis-Eden, including without limitation deleting or amending particular claims in such applications and/or modifying any arguments made in communications with relevant patent authorities. For clarity, it is understood and agreed that the foregoing right in this subsection (b) of Prendergast to undertake to continue the prosecution and maintenance, on Hollis-Eden's behalf, of specific patents and patent applications does not affect the licenses granted to Hollis-Eden under this Agreement.

     7.3 INFRINGEMENT OF PATENTS BY THIRD PARTIES. Prendergast shall promptly notify Hollis-Eden in writing of any alleged or threatened infringement of the Research Patents of which he becomes aware. Prendergast hereby agrees to cooperate reasonably in any litigation or other legal action related to enforcing the Research Patents as reasonably requested by Hollis-Eden, including, if required, himself bringing a legal

                                      17.

action or furnishing a power of attorney at the expense of Hollis-Eden. Any recovery from such infringer obtained by settlement or otherwise shall belong to Hollis-Eden. Notwithstanding the foregoing sentence, to the extent that it can be demonstrated with a preponderance of the evidence that any portion of such recovery is based upon the loss of revenues of Hollis-Eden, then Edenland shall be entitled to an amount of such recovery that is equal to the royalties that would have been due under this Agreement with respect to the amount of such recovery allocated to lost revenues, provided that Edenland must first reimburse Hollis-Eden for Edenland's proportionate share (based on the proportion of the recovery claimed by Edenland) of all litigation fees and costs incurred by Hollis-Eden related to the infringement dispute.

     7.4 SUBLICENSES. Hollis-Eden shall have the sole and exclusive right, but not the duty, to grant licenses under the Research Patents exclusively licensed under this Agreement and to collect royalty payments therefor.

     7.5 RIGHT TO SUE. Prendergast and Edenland hereby grant to Hollis-Eden the sole and exclusive right, but not the duty, to sue on the patents in the Research Patents, and to collect all damages and profits for any past, present and/or future infringements thereof.

     7.6 DEFENSE. Hollis-Eden shall have the sole and exclusive right, but not the duty, to bring and maintain any action necessary to defend its rights to the Research Patents, and/or the Know-How, including but not limited to actions in copyright and trade secret.

     7.7 SOLE DISCRETION. Any such licenses or suits of Sections 7.4, 7.5, and/or 7.6, respectively, shall be undertaken at Hollis-Eden's sole discretion.

     7.8 EDENLAND AND PRENDERGAST RIGHTS TO SUE AND DEFEND. Notwithstanding Sections 7.5 and 7.6, if (i) any infringement or threatened infringement on the Research Patents or the Know-How relating to the Research, which infringement could reduce the amount of royalties due to Edenland under this Agreement, is caused by anyone who is currently or was previously associated, affiliated or employed with Hollis-Eden or its Affiliates ("Hollis-Eden Affiliate"), (ii) Edenland or Prendergast notify Hollis-Eden in writing of its or his intent to exercise their rights under this Section 7.8 and (iii) Hollis-Eden elects not to exercise its rights under Sections 7.5 and 7.6 within 180 days after receipt of the notice described in clause (ii) above, then Edenland and Prendergast shall have the right to sue or defend against such Hollis-Eden Affiliate, at their expense, as described in Sections 7.5 and 7.6.

                                      18.

8. REPRESENTATIONS AND WARRANTIES

     8.1 HOLLIS-EDEN REPRESENTATIONS AND WARRANTIES Hollis-Eden represents and warrants to Prendergast that:

          (a) CORPORATE POWER. Hollis-Eden is duly organized and validly existing under the laws of its state of incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

          (b) DUE AUTHORIZATION. Hollis-Eden is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

          (c) BINDING AGREEMENT. This Agreement is binding upon Hollis-Eden and enforceable in accordance with its terms, subject to applicable protections under bankruptcy and other debtor's rights laws.

     8.2 PRENDERGAST REPRESENTATIONS AND WARRANTIES. Prendergast represents and warrants to Hollis-Eden that:

          (a) BINDING AGREEMENT. This Agreement is binding upon Prendergast and enforceable in accordance with its terms, subject to applicable protections under bankruptcy and other debtor's rights laws.

          (b) GRANT OF RIGHTS; NO CONFLICTING ASSIGNMENT OF RESEARCH RESULTS. Prendergast has not granted, and will not grant during the term of this Agreement, any rights to any Third Party that would conflict with the rights granted to Hollis-Eden hereunder. Other than the obligation to assign contained in the Technology Assignment Agreement, Prendergast is under no obligation to assign inventions made by him which obligation would conflict with his ownership of the Research Results and ability to perform the obligation of Article 3 of this Agreement.

     8.3 PRENDERGAST AND EDENLAND REPRESENTATIONS AND WARRANTIES. Prendergast and Edenland represent and warrant as follows:

               (i) They together or individually are the sole and lawful owners of the entire right, title, and interest in and to the Patents and Applications and the Related Know-How;

               (ii) They together or individually own all right, title and interest in and to the Patents and Applications and the Related Know-How;

               (iii) there are no outstanding liens, licenses and/or encumbrances burdening the Patents and Applications and the Related Know-How or any part thereof;

                                      19.

               (iv) all Patents and Applications, excluding those patents and applications that have not yet been filed, are active and in force in the U.S. or other territories to which they apply;

               (v) Exhibit B is a complete list of all Patents and Applications that have been filed on or prior to the date hereof and have not been abandoned;

               (vi) they have no knowledge of any reason that would cause any patent or patent application in the Patents and Applications to be invalid or unenforceable;

               (vii) they have not granted, expressly or otherwise, an assignment or any license or other right, exclusive or otherwise, to or under the Patents and Applications and/or the Related Know-How, which rights remain in force;

               (viii) they have received no notice of any pending or threatened claims of infringement or misappropriation with respect to the Patents and Applications or the Related Know-How (other any such notice in connection with the recent arbitration claims and counterclaims among the parties hereto), and knows of no reason that they would receive such notice;

               (ix) they have not executed and will not execute any agreements inconsistent with this Agreement or to the detriment of the Patents and Applications assigned hereby; and

               (x) they shall sign all papers and documents, take all lawful oaths, and do all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of the Patents and Applications and the Related Know-How throughout the world at the cost and expense of Hollis-Eden, its successors, legal representatives and assigns.

     8.4 EDENLAND REPRESENTATIONS AND WARRANTIES. Edenland represents and warrants as follows:

          (a) CORPORATE POWER. It is duly organized and validly existing under the laws of its state of incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

          (b) DUE AUTHORIZATION. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

                                      20.

          (c) BINDING AGREEMENT. This Agreement is binding upon it and enforceable in accordance with its terms, subject to applicable protections under bankruptcy and other debtor's rights laws.

9. CONFIDENTIALITY

     9.1 LICENSED RIGHTS ARE CONFIDENTIAL INFORMATION. Edenland, Colthurst and Prendergast hereby acknowledge and agree that all Research Results and all other Know-How, and all rights therein, disclosed or licensed by or from Edenland, Colthurst and/or Prendergast to Hollis-Eden pursuant to the terms of Sections 2.3, 2.4, 3.1 and/or 4.1, and all information relating to the Patents and Applications and the Related Know-How, are the confidential information of Hollis-Eden (the "Confidential Information").

     9.2 DISCLOSED INFORMATION. During the Agreement, Hollis-Eden may disclose to Prendergast proprietary or confidential information of Hollis-Eden, which information shall also be deemed the "Confidential Information" of Hollis-Eden subject to the provisions of this Article 9.

     9.3 NONDISCLOSURE AND NON-USE. Edenland, Colthurst and Prendergast each covenant and agree that they and their Affiliates, representatives, agents and employees: (a) will not publish or disclose in any fashion any Confidential Information to any third party, except and unless Hollis-Eden has given Edenland, Colthurst or Prendergast the prior express written permission to do so as to particular information, which permission may be withheld at Hollis-Eden's sole discretion; and (b) will not use, practice or employ any of the Confidential Information for any purpose, except for the limited purpose of conducting further Research on Hollis-Eden's behalf under the terms of this Agreement.

     9.4 REMOVAL FROM PUBLIC DISPLAY. Edenland, Colthurst and Prendergast shall remove from, and in the future shall not disclose on, their websites and all other publicly available sources within the control of Edenland, Colthurst and/or Prendergast all Confidential Information of Hollis-Eden, including without limitation, all clinical data and discussions.

10. INDEMNIFICATION AND LIABILITY

     10.1 PRENDERGAST AND EDENLAND.

          (a) Each of Prendergast and Edenland, severally and not jointly, hereby agrees to save, defend and hold Hollis-Eden and its directors, employees and agents harmless from and against any and all damages, expenses, losses, suits, claims, actions, demands, and/or liabilities, including reasonable legal expenses and attorneys' fees,

                                      21.

resulting from any breach by Prendergast or Edenland or Colthurst of the provisions of Sections 2.5, 8.2, 8.3, 8.4 or Section 9.

          (b) Each of Prendergast and Edenland, severally and not jointly, hereby agrees to save, defend and hold Hollis-Eden and its directors, employees and agents harmless from and against any and all damages, expenses, losses, suits, claims, actions, demands, and/or liabilities, including reasonable legal expenses and attorneys' fees, resulting from any claim, allegation or suit by
(i) any Affiliate of Prendergast or Edenland or (iii) any entity that employs Prendergast, asserting any ownership interest or other rights whatsoever in any Research Results or any intellectual property rights therein or seeking compensation for any of those rights.

     10.2 HOLLIS-EDEN. To the extent Hollis-Eden may maintain product liability insurance, Hollis-Eden agrees to make Edenland and Prendergast a named insured under such insurance during the term of this Agreement.

11. TERM AND TERMINATION OF AGREEMENT

     11.1 TERM. Unless earlier terminated as provided below, the term of this Agreement shall commence upon the Effective Date and shall expire on the expiration date of the last to expire royalty or other payment obligation of Hollis-Eden hereunder.

     11.2 ACCRUED RIGHTS. Termination of this Agreement shall not affect any rights of either Party that accrued prior to the date of termination. Promptly after termination of this Agreement each party shall return or dispose of any confidential information of the other Party in accordance with its instructions.

     11.3 SURVIVING OBLIGATIONS.

          (a) OBLIGATIONS OF HOLLIS-EDEN. The obligation to pay royalties pursuant to Section 6.2, and the obligation to maintain complete and accurate records pursuant to Section 6.8 shall survive the expiration of this Agreement.

          (b) OBLIGATIONS OF PRENDERGAST. The obligations to license pursuant to Articles 3 and 4, the covenant not to conduct other research in the Field pursuant to Section 2.5, and the obligation to maintain complete and accurate records pursuant to Section 6.8, and the obligations of Articles 9 and 10 shall survive the expiration of this Agreement.

                                      22.

12. MISCELLANEOUS

     12.1 PUBLICATION. Prendergast covenants and agrees that he and his employees will not publish or disclose any Research or portion of the Research Results unless Hollis-Eden has given Prendergast the prior written permission to do so, which permission may be withheld at Hollis-Eden's sole discretion. To the extent that Prendergast is an inventor of a Compound, Hollis-Eden shall give Prendergast credit as inventor of such Compound in any publication by Hollis-Eden regarding such Compound or a Product incorporating such Compound.

     12.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its conflicts of law provisions, as though it were written, executed and fully performed within the State of California.

     12.3 DISPUTE RESOLUTION. In the event of any dispute arising under the Agreement, the parties shall refer such dispute to the Chief Executive Officer of Hollis-Eden and Prendergast for attempted resolution by good faith negotiations within thirty (30) days after such referral is made. In the event such officers are unable to resolve such dispute within such thirty (30) day period, either party may invoke the provisions of Section 12.4 below.

     12.4 ARBITRATION. If the officers of the parties are unable to resolve a dispute under the Agreement pursuant to good faith negotiation under Section 9.4, then the resolution of such dispute shall be by arbitration as provided herein. Any such dispute shall be resolved by confidential, final and binding arbitration (rather than trial by jury or court or resolution in some other forum) to the fullest extent permitted by law. Any arbitration proceeding pursuant to this Agreement shall be conducted by the American Arbitration Association ("AAA") in San Diego, under the then existing AAA commercial arbitration rules. If for any reason all or part of this arbitration provision is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not effect any other portion of this arbitration provision or any other jurisdiction, but this provision will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable part or parts of this provision had never been contained herein, consistent with the general intent of the Parties insofar as possible.

     12.5 REMEDIES. Except pursuant to Sections 5.3, 5.4 and 5.5, in no event shall the remedy for any breach hereunder result in the termination of the exclusive licenses under Sections 3.1 and 4.1.

     12.6 NOTICES. All notices required or permitted to be given under this Agreement shall be in writing and shall be mailed by registered or certified mail, Federal

                                      23.

Express or DHL addressed to the signatory to whom such notice is required or permitted to be given and transmitted by facsimile to the number indicated below. All notices shall be deemed to have been given when mailed, as evidenced by the postmark at the point of mailing, or faxed.

         All notices to Hollis-Eden shall be addressed as follows:

                  Hollis-Eden Pharmaceuticals, Inc.
                  9333 Genesee Avenue, Suite 200
                  San Diego, California 92121
                  Attn: Chief Executive Officer

                  with a copy to:

                  Cooley Godward L.L.P.
                  4365 Executive Drive, Suite 1100
                  San Diego, California 92121
                  Attn:  Thomas A. Coll, Esq.


         All notices to Prendergast shall be addressed as follows:

                  Patrick T. Prendergast
                  c/o Colthurst Limited and Edenland, Inc.
                  Baybush, Straffan
                  County Kildare
                  Ireland

          With a copy to:

                  David A. Donohoe, Esq.
                  Akin, Gump, Strauss, Hauer & Feld LLP
                  1333 New Hampshire Avenue, N.W.
                  Suite 400
                  Washington, D.C. 20036

     Any party may, by written notice to the other, designate a new address or fax number to which notices to the party giving the notice shall thereafter be mailed or faxed.

     12.7 COMPLIANCE WITH LAWS. Prendergast shall provide Hollis-Eden with such reasonable assistance as may be required for Hollis-Eden to comply with all applicable

                                      24.

laws, ordinances, rules, regulations and the like of all governmental units or agencies having jurisdiction pertaining to Hollis-Eden's activities under this Agreement.

     12.8 FORCE MAJEURE. No party shall be liable for any delay or failure of performance to the extent such delay or failure is caused by circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, provided that the party claiming excuse based on such circumstances uses its best efforts to overcome the effects of such circumstances and to recommence performance.

     12.9 ENTIRETY OF AGREEMENT. This Agreement, including the Exhibits hereto, embodies the entire, final and complete agreement and understanding between the parties regarding the subject matter hereof and replaces and supersedes all prior discussions and agreements between them with respect to its subject matter. No modification or waiver of any terms or conditions hereof shall be effective unless made in writing and signed by a duly authorized officer of each party.

     12.10 NON WAIVER. The failure of a party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not constitute a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

     12.11 DISCLAIMER OF AGENCY. Neither party is, nor will be deemed to be, the legal representative or agent of the other, nor shall either party have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement.

     12.12 SEVERABILITY. If a court of competent jurisdiction declares any provision of this Agreement invalid or unenforceable, or if any government or other agency having jurisdiction over either Hollis-Eden or Hollis-Eden deems any provision to be contrary to any laws, then that provision shall be severed and the remainder of the Agreement shall continue in full force and effect. To the extent possible, the parties shall revise such invalidated provision in a manner that will render such provision valid without impairing the parties' original intent.

     12.13 AFFILIATES; ASSIGNMENT. Prendergast may not assign his rights or delegate his duties under this Agreement without the prior written consent of Hollis-Eden. Hollis-Eden may assign this Agreement to any of its Affiliates or to any successor by merger, acquisition or sale of substantially all of its business unit to which this Agreement relates in a manner such that the assignor will remain liable and responsible for the performance

                                      25.

and observance of all its duties and obligations hereunder. This Agreement shall be binding upon the successors and permitted assigns of the parties.

     12.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

     12.15 PUBLICITY. Except as otherwise provided herein or required by law, Prendergast shall not originate any publication, news release or other public announcement, written or oral, relating to the existence of or the performance under this Agreement, without the prior written approval of Hollis-Eden, which approval shall not be unreasonably withheld.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.



HOLLIS-EDEN PHARMACUETICALS, INC.       PATRICK T. PRENDERGAST


By: /s/ Richard B. Hollis               By: /s/ Patrick T. Prendergast
   -----------------------------           -------------------------------
Name:   Richard B. Hollis                Name:  Patrick T. Prendergast
     ---------------------------             -----------------------------
Title:  Chairman and CEO
       -------------------------



EDENLAND, INC.                          COLTHURST LIMITED

By: /s/ Patrick T. Prendergast          By: /s/ Patrick T. Prendergast
   -----------------------------           -------------------------------
Name:   Patrick T. Prendergast          Name:   Patrick T. Prendergast
     ---------------------------             -----------------------------
Title:  MD/Edenland Inc.                Title:  MD/Colthurst Ltd.
      --------------------------               ---------------------------

                                      26.

                                    EXHIBIT A

                           DEVELOPMENT TRANSFER DATES

COMPOUND                                                      TRANSFER DATE
--------                                                      -------------

                                      27.

                                    EXHIBIT B

                         PATENTS AND PATENT APPLICATIONS

--------------------------------------------------------------------------------
Docket    Filing     Serial #         Patent #     Issue    Expiration   Annuity
Number    Date      (Publication #)                Date     Date         Due
--------------------------------------------------------------------------------

[        ********** (***) *** ***** ********* ********* - "****"
--------------------------------------------------------------------------------
*****     */**/**   ****/**          ****
*****     */*/**    **/******        ***
*****.*   */**/**   **/******        ***
*****.**  */**/**   **/******        ***
*****.**  */**/**   **/******        *******       **/**/**
*****.**  **/**/**  **/******        ***
*****     */**/**   *******          ***
*****.*   */**/**   *******          ***
*****     */**/**   ******           *******
*****     */**/**   ******           ***
*****     */**/**   ********         ***
                    (********)
*****     */**/**   *****            *****        **/*/**
*****     */**/**   ******           ***
*****     */**/**   ******/**        ***
*****     */**/**   ******           ***
*****               ***********      ***
*****               *****/**         ***
*****               *****            ***
*****                                *****
*****                                **/********
--------------------------------------------------------------------------------
* *** = *******, *** = *********



********** (***) *** ******** & ********** ********* ********* - "******** ****"
--------------------------------------------------------------------------------
***.***    */**/**   ****/** ***
***.***.*  */**/**   **/******         ***
***.***    */**/**   */**-*****        *****
***.***    */**/**   *******           ***
***.***.*  **/**/**  *******           ***
***.***.** **/*/**   ******* ***
***.***    */**/**   ----              ****-*
***.***    */**/**   *******           ***
***.***    */**/**   ********.*        ***
                     (********)
***.***              ****/**           ***]

                                      28.

--------------------------------------------------------------------------------
Docket      Filing    Serial #         Patent #     Issue   Expiration  Annuity
Number      Date      (Publication #)               Date    Date        Due
--------------------------------------------------------------------------------

[***.***               ******/**        ***
***.***                *****/**         ***
***.***                *******          ****
***.***                *****            *****
--------------------------------------------------------------------------------



********* (***) *** ******** & ********** ********** - "*** ** ******** **** **"
--------------------------------------------------------------------------------

***.***     */**/**     **/******        *******     */*/**   */*/**
***.***                 **/*/*******     ***
***.***                 *****/**         ***
***.***                 ******           ***
***.***                                  ***
***.***                 ****/**          ***
***.***                 *******          ***
***.***                 *****            ***
--------------------------------------------------------------------------------




    *** ** ***/********* ******* ******** **** **** ** *********** **** ** *****
*****/*********
*******/********** ** **** *****  - "********* **********"
--------------------------------------------------------------------------------
*****       */**/**    ****/**          ***
*****       */**/**    **/******        ***
*****       */**/**    */**-*****       **.***
*****       */**/**    *******          ***
*****       */**/**    ----             ****-*
*****       */**/**    *******          ***
*****       */**/**    ********.*       ***
                       (********)

*****       */**/**    *******          ****       **/**/**


         "********* **********"
--------------------------------------------------------------------------------
***.***     */**/**    **-***           ***
--------------------------------------------------------------------------------
]


                                      29.

--------------------------------------------------------------------------------
Docket   Filing     Serial #          Patent #   Issue      Expiration   Annuity
Number   Date       (Publication #)               Date      Date         Due
--------------------------------------------------------------------------------
    [
    ****-***** **** ******* (*** ****)/****-*** *** ** ***** ***** **** *******
    ******* ** *** ** ** **-******** ****** *********  - "****** **********"
-------------------------------------------------------------------------------

***.***     */*/**    **-****          ***
***.***     */**/**   **/******        ***
***.***.*   */**/**   **/******        ***
***.***.**  **/**/**  **/******        ***
--------------------------------------------------------------------------------

**-*********** **** ****/****/*** ********** - **** ********** /****-*** ***
** ******** ***; ****/*** ************ ******** *** - "**** *********** *******"
--------------------------------------------------------------------------------
****         */**/**   **/******        ***
****         */**/**   ****/*****       ***
                       (*********)
*****                  *****/*****
*****        **/**/**  *******          ***
*****        */**/**   ********.*       ***
*****                  ********.*       ***
                       (********)
*****        */**/**   *******          ***
*****                  *-*********
*****        **/**/**  ********         ***
*****                  ******/**        ***


     **-*********** **** ****/**** ********** - *** ******** ******** - "****
*********** *******"
--------------------------------------------------------------------------------
***.**       **/**/**  ****/*****       ***
                       (*********)
***.***      **/**/**  **/******        ***
--------------------------------------------------------------------------------

    *** ******* (*******) & ****-******* ** **************** * - "******
    ********* *******"
    --------------------------------------------------------------------

****         */**/**   **/******        ***
****         */**/**   ****/***
                       (*********)
--------------------------------------------------------------------------------
]

                                      30.


--------------------------------------------------------------------------------
Docket   Filing     Serial #          Patent #   Issue      Expiration   Annuity
Number   Date       (Publication #)               Date      Date         Due
--------------------------------------------------------------------------------
     [*** ******* (*******) & ****-******* ** **************** ** - "******
     ********* *******"
--------------------------------------------------------------------------------

***.**   */**/**     ****/****          ***
                     (*********)
***.***  */**        **/******          ***
***.***  */**        *****/**           ***
***.***  */**        *******            ***
***.***  */**        ********           ***
***.***  */**        ********           ***
                     (********)
***.***  */**        ******             ***
***.***  */**        **-******          ***
***.***  */**        ******             ***
***.***  */**        *********          ***
--------------------------------------------------------------------------------



     *** ********/********* ** ********* (***, ***) ***/** ****** **********
--------------------------------------------------------------------------------
****    */**/**      **/******          ***
****    */**/**      *******            ***
                     (*********)
*****                *******            ***
*****   */**/**      **/****            ***

*****   */**/**      ********           ***



   *** ******** + *** ******** *******/********** ******* - *** + *** ********
   *********** *******
--------------------------------------------------------------------------------
****    */**/**      **/******          ***

****    */**/**      ****/*****         ***
      ]




                                      31.

                                    EXHIBIT C

                             COMPOUNDS AND KNOW-HOW

  NAME                              CODE (INHOUSE) CHEMICAL FORMULA           THERAPEUTIC AREA
  -----                             -------------- ----------------           ----------------

  [*-***************** ********     ****            **********                *************
                                                                              ***/*********
                                                                              **********
                                                                              ********** **
                                                                              *. ********
                                                                              * ******

  *********** *********             ****            **********                ***/*********/********
                                                                              *. ********

  ******* ********                  ****            **********                ***/*********

  (**-******)******-*-(**-******)    *****          **: ****.**               ***/*********
  ******-*-(**-******)*********
  *** ****** ********* ******


  **-****** *********-*'           ****-*           ***********               ***/*********
  -*************
                                                                              *. ********

  **********                       *** **           ********                  ****/****

  ***********                      *** **           ********                  ****/****
                                                                              ***/*********

  ***********                      *** *            *******                   ***/*********
                                                                              ***/ ** *********** **** ***-**
                                                                              ****

  ************                                      *************             ***/*********

  ********                         *** **           ********                  ***/*********

  (alpha)-********                 *** **           **********                ***/*********

  *********** ********             ****             *********                 ****
                                                                              ********* *
                                                                              ***/*********

  *-**************                 ****             *********                 ***/*********

  *********                        ** **            *********                 ***/*********

  *********                        ** **            *********                 *************
                                                                              ****
                                                                              ********** **** *
                                                                              ********** **** **


                                      32.


  NAME                              CODE (INHOUSE) CHEMICAL FORMULA           THERAPEUTIC AREA
  -----                             -------------- ----------------           ----------------
                                                                             ********** **** *

  ********                         *** **           *********                 *************
                                                                              ****/****
                                                                                *************


  **********                       *** **           *********                 ***/*********
                                                                              ********** **** *

  **********                       *****            *********                 ***/*********
                                                                              ********** **** *
                                                                              ********** **** *

  ***********                      ****                                       ***/*********

  **********                       ****                                       ***/*********

  **********                       ****                                       ***/*********

  ********* ***** ****             *** ***                                    ***/*********
  *********** ** **                *** **                                     ***/*********

  *** ** **** ********             *** **                                     *** *,
                                                                              ***/******* *********.
                                                                              ***/*********

  ****                             *****                                      ***/*********


  ******** *********                *****                                     ********/*********'*
  ********]


                                      33.